Supplement dated February 11, 2022
to the Prospectus, as supplemented, of the following Fund:
Fund	Prospectus Dated
Wanger Advisors Trust
Wanger Select	May 1, 2021
In February 2022, the Fund's Board of Trustees approved certain Fund changes to become effective May 1, 2022 (the Effective Date), including a significant increase in the normal number of portfolio holdings as the Fund discontinues its practice of investing in a limited number of companies (generally 20-40). Accordingly, on the Effective Date, the Fund's Prospectus will be revised as described below. The changes are being made in advance of a likely future proposal to merge the Fund with and into Wanger USA (to be known as Wanger Acorn effective May 1, 2022).
1. The third and fourth paragraph under the heading "Principal Investment Strategies" in the "Summary of the Fund" and "More Information About the Fund" sections will be superseded and replaced with the following:
The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments.
The rest of each section will remain unchanged.
2. The information under the heading "Principal Risks" in the "Summary of the Fund" and "More Information About the Fund" sections will be revised to delete Select Portfolio Risk. The rest of each section will remain unchanged.
3. The information under the heading "Performance Information" in the "Summary of the Fund" section will be revised to add the following:
The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy that included investing in a limited number of companies (generally 20-40). If the Fund's current strategies had been in place for the prior periods, results shown would have been different.
The rest of the section will remain unchanged.
4. The information under the heading “Primary Service Providers – The Investment Manager” in the “More Information About the Fund" section will be revised to add the following:
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which is effective May 1, 2022, is equal to a percentage of the Fund’s average daily net assets equal to 0.740% on the first $700 million, 0.690% from $700 million to $2 billion, 0.640% from $2 billion to $6 billion, and 0.630% for $6 billion and over.
The rest of the section will remain unchanged.
Shareholders should retain this Supplement for future reference.
C-1461-9 A (02/22)

Supplement dated February 11, 2022
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following Fund:
Fund	Prospectus and SAI Dated
Wanger Advisors Trust
Wanger USA	May 1, 2021
In February 2022, the Fund's Board of Trustees approved certain Fund changes to become effective May 1, 2022 (the Effective Date), including a change to the Fund's name, an increase in the limit on the Fund’s foreign investment, an increase in the market capitalization range of the companies in which the Fund invests a majority of its assets, and a corresponding change in the Fund's primary benchmark. Accordingly, on the Effective Date, the Fund's Prospectus will be revised as described below. The changes are being made in advance of a likely future proposal to merge Wanger Select with and into the Fund.
1. The Fund's name is changed to Wanger Acorn and all references to Wanger USA will be revised to Wanger Acorn.
2. The first three paragraphs under the heading "Principal Investment Strategies" in the "Summary of the Fund" and "More Information About the Fund" sections of the Prospectus will be superseded and replaced with the following:
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund's benchmark, (the Index) at the time of purchase (between $31.6 million and $35.3 billion as of December 31, 2021). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.
The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments.
The rest of each section will remain unchanged.
3. The information under the heading "Principal Risks" in the "Summary of the Fund" and "More Information About the Fund" sections of the Prospectus will be revised to delete Depositary Receipts Risk. The rest of each section will remain unchanged.
4. The information under the heading "Performance Information" in the "Summary of the Fund" section of the Prospectus will be revised to add the following:
Effective May 1, 2022, the Fund compares its performance to that of the Russell 2500 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the Russell 2000 Growth Index (the Former Index). The Fund changed its primary benchmark in connection with Board-approved changes to its principal investment strategies that became effective May 1, 2022.  The Investment Manager believes that the New Index provides a more appropriate comparison than the Former Index for investors measuring the Fund's relative performance. Information on the Former Index also will be shown for a one-year transition period.
The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Fund invests a majority of its assets. If the Fund's current strategies had been in place for the prior periods, results shown would have been different.
The rest of the section will remain unchanged.
5. The portfolio manager information under the heading "Fund Management" in the "Summary of the Fund" section of the Prospectus will be revised to add the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Daniel Cole, CFA	Senior Portfolio Manager of Columbia Management Investment Advisers, LLC and Vice President of the Investment Manager	Co-Portfolio Manager since May 2022	May 2022
The rest of the section will remain unchanged.
C-1466-8 A (02/22)

6. The information under the heading “Primary Service Providers – The Investment Manager” in the “More Information About the Fund" section of the Prospectus will be revised to add the following:
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which is effective May 1, 2022, is equal to a percentage of the Fund’s average daily net assets equal to 0.740% on the first $700 million, 0.690% from $700 million to $2 billion, 0.640% from $2 billion to $6 billion, and 0.630% for $6 billion and over.
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to these accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Affiliates may serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Funds’ compliance policies and procedures, may provide such services to the Fund.
The rest of the section will remain unchanged.
7. The information about the portfolio managers under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund" section of the Prospectus will be revised to add the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Daniel Cole, CFA	Senior Portfolio Manager of Columbia Management Investment Advisers, LLC and Vice President of the Investment Manager	Co-Portfolio Manager since May 2022	May 2022
Mr. Cole joined Columbia Management, an affiliate of the Investment Manager, in 2014 and has served as a Vice President of the Investment Manager since April 2021. Mr. Cole began his investment career in 1993 and earned a B.S. from Guilford College and an M.B.A. in finance from Virginia Polytechnic Institute and State University.
The rest of the section will remain unchanged.
The information, that appears beneath the caption Non-Fundamental Investment Policies in the About the Fund's Investments section of the SAI, regarding Wanger USA's non-fundamental policy that it will not invest less than 80% of its net assets (plus any borrowings for investment purposes) in domestic securities, including the shareholder notice provision, is hereby replaced in its entirety with the following:
Wanger USA, as a matter of non-fundamental policy, may not: invest more than 33% of its total assets (valued at the time of investment) in securities of foreign issuers.
The rest of the section will remain unchanged.
Shareholders should retain this Supplement for future reference.
2
C-1466-8 A (02/22)